SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 1, 2004

Price Legacy Corporation

(Exact name of registrant as specified in its charter)

Maryland	0-20449	33-0628740
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

17140 Bernardo Center Drive, Suite 300 San Diego, California 92128
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (858) 675-9400

Item 5.  Other Events and Required FD Disclosure.

On June 1, 2004, Price Legacy Corporation, a Maryland corporation, issued a press release announcing the appointment of Jacklyn Horton to its board of directors.  Price Legacy also announced the resignation of James Cahill from its board of directors.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press release issued by Price Legacy Corporation on June 1, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2004	PRICE LEGACY CORPORATION

	By:	/s/ JEFFREY R. FISHER
Name: Jeffrey R. Fisher
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press release issued by Price Legacy Corporation on June 1, 2004.